OptimizeRx

Better Connections. Better Outcomes.

Nasdaq:OPRX









CORPORATE PRESENTATION

December 2018

Important Cautions Regarding Forward Looking Statements

This presentation has been prepared by OptimizeRx Corporation ("we," "us," "our," "OptimizeRx" or the "Company") and is made for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The information set forth herein does not purport to be complete or to contain all of the information you may desire. Statements contained herein are made as of the date of this presentation unless stated otherwise, and neither this presentation, nor any sale of securities, shall under any circumstances create an implication that the information contained herein is correct as of any time after such date or that information will be updated or revised to reflect information that subsequently becomes available or changes occurring after the date hereof. This presentation contains forward-looking statements within the definition of Section 27A of the Securities Act of 1933, as amended, and such Section 21E of the Securities Act of 1934, amended. These forward-looking statements should not be used to make an investment decision.

The words 'believe,' 'expect,' 'may,' 'strategy,' 'future,' 'likely,' 'goal,' 'plan,' 'estimate,' 'possible' and 'seeking' and similar expressions identify forward-looking statements, which speak only as to the date the statement was made. All statements other than statements of historical facts included in this presentation regarding our strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Examples of forward-looking statements include, among others, statements we make regarding our recent acquisition of CareSpeak Communications, the plans and objectives of management for future operations, including plans relating to the development of new products or services, and our future financial performance. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, competition within the industries in which we operate, the timing, cost and success or failure of new product and service introductions and developments, our ability to attract and retain qualified personnel, maintaining our intellectual property rights and litigation involving intellectual property rights, legislative, regulatory and economic developments, and the other risks and uncertainties described in the Risk Factors and in Management's Discussion and Analysis of Financial Condition and Results of Operations sections of our most recently filed Annual Report on Form 10-K and any subsequently filed Quarterly Report(s) on Form 10-Q. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Who We Are

- OptimizeRx is a **Digital Health** company
- Nation's largest **point-of-prescribe promotional platform** for the pharmaceutical industry
- **Digital, point-of-care communication** designed to improve prescription affordability and patient adherence:
  - Financial and Clinical Messaging (coupons, copays & vouchers / clinical information)
  - Patient Engagement (CareSpeak)
  - Brand Awareness


Pfizer
Eli Lilly
Merck
Bayer
Johnson & Johnson
Novartis
Sanofi
AstraZeneca

Senior Management



Will Febbo
CEO

18+ years of experience leading health services & financial businesses

MedPanel
PLEXUUS



Doug Baker
CFO

25+ years of senior financial experience.

Applied Nanotech, Inc.



Miriam Paramore
President

30+ years of healthcare & health IT experience.

CHANGE HEALTHCARE
CareSource
PDX
HIMSS



Terry Hamilton
SVP Sales

19+ years working in the pharmaceutical & biotech arenas.

MedImmune
gsk GlaxoSmithKline
Bristol-Myers Squibb Company
SB SmithKline Beecham Consumer Healthcare

2018: Inflection Point for HealthTech

Regulations, legislation, consumer activity, and changes in healthcare provider behavior driving opportunity for Digital Health Messaging



2004-2015
Electronic Health Record (EHR) usage climbs from 20% to 87%[1]

2009
HITECH Act promotes and expands adoption of Health IT

2010
Affordable Care Act

2013
Physician Payments Sunshine Act

2018

- **Interoperability** becomes critical
- **MACRA** replaces MU
- **Greater consumer** involvement

1.) Office of the National Coordinator for Health Information Technology. 'Office-based Physician Electronic Health Record Adoption,' Health IT Quick-Stat #50. dashboard.healthit.gov/quickstats/pages/physician-ehr-adoption-trends.php. December 2016.

Pharma Sales Rep Access to Physicians Severely Limited, Meanwhile Patient Costs Are Rising



~60%

of doctors' offices now ban or severely limit access of pharma reps and ability to deliver samples and savings coupons



200%+

rise in deductibles since 2008, while co-pay insurance costs have nearly doubled(1)

Patients now increasingly look to their doctors to provide information on financial assistance, but they no longer have it.

Need a better way to deliver this assistance.

1.) 2018 benchmark Kaiser Family Foundation Employer Health Benefits Survey.

Multiple Reasons Why Our Platform is the New Point-of-Care Solution for Communication

5.6 Hrs/Day

Average daily EHR use by HCP[1]

More than double all other digital resources combined

90%

U.S. physicians now using EHR on a Daily Basis[2]

77% are ePrescribing [3]

77%

Of studies reported improved outcomes from SMS reminders[4]

82%

HCPs want Clinical & Patient Management tools in their workflow[5]

520%

Average ROI for pharma-sponsored financial support programs in eRx/EHR workflow[6]

1.) https://www.ncbi.nlm.nih.gov/pubmed/28893811, http://annals.org/aim/article-abstract/2546704/allocation-physician-time-ambulatory-practice-time-motion-study-4-specialties
2.) http://www.eweek.com/it-management/u.s.-adoption-of-electronic-health-records-nears-100-percent
3.) https://surescripts.com/docs/default-source/national-progress-reports/2151_npr_2017_finalB.pdf
4.) https://www.ncbi.nlm.nih.gov/pmc/articles/PMC4211035/
5.) https://ahgroup.com/sites/default/files/2016-05/new-marketing-approach-healthcare-professionals.pdf
6.) Source: OptimizeRx White Paper - Studies conducted by third-party analytics: Cognizant and Ogilvy Analytics 2015, 2016 on behalf of Top 5 global pharma companies

We Deliver Digital Health Marketing Across 3 Key Areas

Patient Financial Support

- Savings programs: eCoupons and vouchers
- Delivered electronically, then forward electronically to pharmacist or printed



Patient Savings Card
Pay $50 or less for your Brand A® 35 mg or 150 mg Prescription!*
Offer good for up to 6 monthly prescription fills
Bin Number:
Group Number:
RxPCN: CN
Cardholder ID:
For questions, call 1-800-250-1780. (8:30 am - 5:30 pm EST, Monday - Friday)

Clinical & Educational Messaging

- Clinical messages
- Competitive information
- New formulation announcements



InfoScript appears after a medication is selected

Patient Engagement

- Engage patents via automated text reminders
- Patient/pharmacist interaction via text enhances collaboration and patient care.



Text Message
Today 11:41 AM
John, your self-reported Medication Adherence for the past week is 76.9%. For next week shoot for 80%+. You can do it! Need help? Call us at (877)
I can and I will do

1.) Point of Care Marketing Congress 2015 Industry survey.

Pharma's Most Valued Offering to Doctors: Drug Savings Vouchers & Co-pay Coupons


Patient
Savings
Card
Pay $50 or less
for your Brand A® 35 mg
or 150 mg Prescription!*
Offer good for up to 6 monthly prescription fills
Bin Number:
Group Number:
RxPCN: CN
Cardholder ID:
For questions, call 1-800-250-1780. (8:30 am - 5:30 pm EST, Monday - Friday)

71%

of physicians agreed that co-pay programs improve access to treatment[1]

80%

of physicians polled were more likely to prescribe a drug with a co-pay card[2]

1.) https://www.mmm-online.com/home/channel/features/loyalty-programs-attitudes-to-co-pay-cards/ 2.) https://corp.trialcard.com/trialcard-announces-partnership-optimizerx-%E2%80%8B/

How it Works:
Financial Messaging/Savings Workflow

OptimizeRx
Better Connections. Better Outcomes.
Nasdaq:OPRX

STEP 1: SEARCH



Patient: Smith, John
Gender, DOB: M, 1/13/1950
Active Allergies: None
Pharmacy: Pharmacy Inc, 123 Main st.
Choose Medication: Brand A
Search
Coverage: SampleFirm
Back
Select Sig
Add to Script Pad
Add & Review
Patient is Eligible for Financial Savings.
Brand A 35 MG - TAKE 1 TABLET ONCE WEEKLY
Brand A 150 MG - TAKE 1 TABLET ONCE WEEKLY

- Healthcare provider searches for a brand drug within the EHR
- Alerted to potential savings for patient

STEP 2: SELECTION



Choose Medication:
Search
Coverage: SampleFirm
Select Med
Choose Patient
Change Pharmacy
Process Script Pad
Rx Date
Medication & Sig
Destination
Send to Pharmacy

- After selection, OptimizeRx instantly returns eligible patient financial support to review
- Offers print and/or instant electronic send-to-pharmacy option

STEP 3: SEND & PRINT



Patient Savings Card
Pay $50 or less for your Brand A* 35 mg or 150 mg Prescription!*

- Savings offer sent along to pharmacist with ePrescription
- Full financial savings offer can be printed and given to patient

How it Works:
Clinical and Educational Messaging

OptimizeRx
Better Connections. Better Outcomes.
Nasdaq:OPRX


Back
Select Sig ►
Drug Name
Strength
Unit
Dosage Form
Route
Patient Options
Formulary Notes
No formulary notes available.
Sponsored Links
PRESCRIBING FOR GOUTY ARTHRITIS?
TRY A JOINT APPROACH TO MANAGEMENT

Competitive Messaging: Designed to Raise Awareness of Alternative Therapy


Back
Select Sig ►
Drug Name
Strength
Unit
Dosage Form
Route
Solution Pen-injector
Subcutaneous
Patient Options
Drug Name
Status
Formulary Notes
No formulary notes available.
Sponsored Links
Visit the HCP Site for [redacted]

Complementary Messages Displayed with Related Medications


Back
Select Sig ►
Drug Name
Strength
Unit
Dosage Form
Route
Astepro
0.15
%
Solution
Nasal
Azelastine HCl
Sponsored Links
Eligible pts pay no more than $25
with automatic eCoupon for
Astepro 0.15% (azelastine HCl)
Nasal Spray. See details.

Self-Message: New Formulation Announcements

Acquired CareSpeak Communications Interactive Health Messaging Platform

- **Mobile health messaging platform:** direct, real-time interactive health messaging
- **Designed to:**
  - Help patients manage their health:
    - Cost-saving co-pay programs
    - Medication reminders
    - Refill notices
    - Side effects information
  - Address critical industry need for direct communication between pharma and patients
  - Deliver greater medication adherence, patient engagement and healthier outcomes


CareSpeak
COMMUNICATIONS
Extends Patient's Time-on-Therapy with Specialty Medications for up to 3.5 Months(1)
Intervention Reduces Payer Medical Cost by $140 Per Member Per Month(2)
Text Message
Today 11:41 AM
John, your self-reported Medication Adherence for the past week is 76.9%. For next week shoot for 80%+. You can do it! Need help? Call us at (877)
I can and I will do

1.) https://www.carespeak.com/corp/news/249-simple-technology-extends-patient-s-time-on-therapy-with-specialty-medications-for-up-to-3-5-months, https://www.avella.com/news?hsCtaTracking=6c114b5e-df15-44dd-8873-0e0653c8017b%7C81284b1a-8fd0-41df-84a5-da946d61a717
2.) https://www.carespeak.com/corp/news/225-carespeak-helps-molina-get-more-personal-with-members-using-two-way-health-messaging.

Rapid & Expansive Growth of EHRs Creates Fragmented & Complex Health Tech Ecosystem


550+
EHRs in the U.S.[1]

As a Result, EHR Market is Fragmented and Competitive


Allscripts
Amazing Charts
DxWeb
DrFirst
Care360
NewCrop
Epic

1.) http://cliniciantoday.com/why-are-there-so-many-ehr-systems-analyzing-a-bloated-market/

OptimizeRx is the Leading Aggregator in the Fragmented EHR market

Pfizer

Eli Lilly

Merck

Bayer

Johnson & Johnson

Novartis

Sanofi

AstraZeneca

Pharma Brands

OptimizeRx
Better Connections. Better Outcomes

Allscripts

Amazing Charts

DxWeb

DrFirst

Encompassing now

>50%

of ambulatory market[1]

NewCrop

Care360



Simplified & Unparalleled HCP Reach

1.) Calculated by dividing OptimizeRx Total EHR network provider from internal data (567k) by total ambulatory market of ~990K – sources: https://www.kff.org/other/state-indicator/total-activephysicians/?currentTimeframe=0&sortModel=%7B%22colId%22:%22Location%22,%22sort%22:%22asc%22%7D , https://www.fsmb.org/siteassets/advocacy/publications/2016census.pdf.

We Offer Strong Value Proposition to Pharma Clients & Industry Partners

- **Huge Market Opportunity for All**: 1.7 billion eRx transactions annually and growing. Hundreds of EHRs used constantly by heath care providers (HCPs)[1]
- **Proven Proprietary Technology**: Delivered via nation's largest promotional eRx network
- **Major Benefits for all Stakeholders**: High-value support to healthcare workflow, reducing costs, improving patient outcomes
- **Multiple Studies Confirm High ROI**: OptimizeRx grows total prescriptions with unique communication strategies
- **Fact**: Leading pharma manufacturers report 300% - 1,200%+ in ROI. Supports that our eCouponing solution is one of the most effective digital strategies available today[2]

World-Leading Customers & Partners

Customers	Partners
Astra Zeneca	Allscripts
Bayer	Amazing Charts
Eli Lilly	Care360
Merck	DrFirst
Novartis	iSalus Healthcare
Pfizer	Medicom Health
Sanofi	Patient Connect
	WPP

1.) https://surescripts.com/docs/default-source/national-progress-reports/2151_npr_2017_final8.pdf 2.) Source: OptimizeRx White Paper - Studies conducted by third-party analytics: Cognizant and Ogilvy Analytics 2015, 2016 on behalf of Top 5 global pharma companies

OptimizeRx
Better Connections. Better Outcomes.
Nasdaq:OPRX

Strategic Partnership with Medicom Health = Access to Hospitals Nationwide

- **600+ leading hospitals** use Medicom Health's best-in-class digital tools to engage millions of consumers
- We can now deliver offers of medication savings to qualified patients in health care systems that use **Epic and Cerner EHRs**
- Connectivity to these two major EHRs scales our platform to potentially **reach millions of new patients**
- Expands pharma marketing budgets, drives revenue growth

Medicom Health




Your Hospital

Patient Connect: Going Global with Strategic Partnership

London-based Patient Connect Delivers **Real-time Messaging** at **Point-of-Care Across Europe**

Patient Connect

- **~450 million patients**[(1)] reached through global pharmacy network partners
- **50%+** of all dispensed retail scripts in key markets covered
- We expect pilot revenue in 2018, revenue ramp in 2019

Global Reach of Patient Connect's Pharmacy Network


CANADA
10m
USA
257m
UK
44m
NETHERLANDS
GERMANY
36m
FRANCE
47m
ITALY
28m
SPAIN
13m
SWEDEN
AUSTRALIA
10m
2018 Global Patient Reach
450M(1)

1.) https://www.patientconnect.co.uk/what-we-do/#patient-reach

OptimizeRx
Better Connections. Better Outcomes.
Nasdaq:OPRX

Key Stats & Indicators (Nasdaq: OPRX)

Stock Price (11/30/2018)	$16.24
52 Week Low-High	$3.36-$18.39
Avg. Daily Vol. (50-day)	59,986
Shares Outstanding (11/30/18)	12.0M
Public Float, est.	~69%
Management/Board Holdings[1]	~7%
Insider Holdings[2]	~31%
Institutional Holdings	~27%
Market Cap	$195.1M
Price/Net Revenue (ttm)	10.5x
Fiscal Year End	Dec. 31
Employees (@ 10/31/2018)	37

Net Revenue (ttm)	$18.6M
Net Income *(mrq)*	$0.2M
Accounts Receivable *(mrq)*	$5.2M
Cash *(@9/30/2018)*	$13.5M
Total Assets *(mrq)*	$19.8M
Total Debt *(mrq)*	$0.0M
Total Liabilities *(mrq)*	$2.6M



Up-listed to Nasdaq on June 22
Volume
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
600
400
200
0
Thousands

Data source: Nasdaq.com.
1) Management/Board Holdings includes OptimizeRx management options.
2) Insider holdings also includes WPP & OptimizeRx management options.
3) Strategic Ownership = WPP (LSE:WPP).
(ttm) = trailing 12 months at September 30, 2018; (mrq) = most recent quarter at September 30, 2018.

Opportunity to Expand EHR & ePrescriber Reach and Add Brands; Large Total Addressable Market


OptimizeRx
Current Network: 67% EHRs
550+
EHRs
OptimizeRx
Current Reach: 50%+ Amb. HCPs 2
1.5
Million
U.S. HCPs
OptimizeRx
Message Solutions for 100+ Brands
~800
Brands
w/ Copay Programs3
Brands with copay savings program - 10%
Brands without copay savings program - 5%
Generics - 85%
1.7
Billion
ePrescriptions Annually4

Opportunity to Expand Network by 130+ EHRs[1]

Opportunity to **Triple** ePrescriber Reach

Opportunity to Add 700+ More Brands

Largely Untapped Total Addressable Market: **$500M to $1 Billion Potential[5]**

1.) http://cliniciantoday.com/why-are-there-so-many-ehr-systems-analyzing-a-bloated-market/. 2.) Calculated by dividing OptimizeRx Total EHR network provider from internal data (567k) by total ambulatory market of ~990K – sources: https://www.kff.org/other/state-indicator/totalactivephysicians/?currentTimeframe=0&sortModel=%7B%22colId%22:%22Location%22,%22sort%22:%22asc%22%7D , https://www.fsmb.org/siteassets/advocacy/publications/2016census.pdf. 3.) https://www.rxassist.org/pap-info/brand-drug-list-print 4.) https://surescripts.com/docs/default-source/national-progress-reports/2151_npr_2017_finalB.pdf. 5.) Assumptions are for market estimates only and do not imply any projections or expected performance.

OptimizeRx
Better Connections. Better Outcomes.
Nasdaq:OPRX

Highly Scalable Revenue Model - Example(1)

OptimizeRx Revenue Growth from Client A


$5.0 M
$2.1 M
$1.2 M
$0.3 M
2016
2017
2018
2019
Messaging Solution B
Messaging Solution A
Clinical Messaging
Financial Messaging

Digital Health Messaging Solutions	Client A	10 Clients	100 Clients
Financial Messaging	$3.4M	$34M	$340M
Clinical Messaging	$1M	$10M	$100M
Messaging Solution A	$400K	$4M	$40M
Messaging Solution B	$200K	$2M	$20M
Total Revenue - 2019	$5M	$50M	$500M

1.) Assumes additional growth in HCP reach and ERX integration.

Strong Momentum in Financial Performance

$Millions



Annual Revenue Growth and GAAP Operating Income
2011 – 2017 Revenue CAGR: 49%
$1.1
($1.5)
$2.0
($0.5)
$4.7
($0.3)
$6.5
($0.6)
$7.2
($0.6)
$7.8
($1.5)
$12.1
($2.1)
$18.6
$0.0
2011
2012
2013
2014
2015
2016
2017
TTM 9/30/18
Revenue
Operating Income

Consolidated Statement of Operations

(in thousands)	Nine-months ended September 30,		Three-months ended September 30,	
	2018	2017	2018	2017
Revenue	$ 9,952	$ 5,729	$ 3,990	$ 2,077
Revenue - Related Party	4,675	2,391	1,425	1,026
Total Revenue	**14,627**	**8,121**	**5,415**	**3,103**
Revenue Share Expense	6,514	4,691	2,269	1,704
Gross Profit	8,113	3,430	3,146	1,399
Gross Margin	*55.5%*	*42.2%*	*58.1%*	*45.1%*
Total Operating Expenses	7,808	5,320	2,923	2,029
Income (Loss) from operations	**306**	**(1,891)**	**223**	**(630)**
Operating Margin	*2.1%*	*(23.3%)*	*4.1%*	*(20.3%)*
Other income (expense), net	31	24	22	7
Interest expense	-	-	-	-
Total other income	31	24	22	7
Net loss before income taxes	336	(1,867)	245	(623)
Income tax benefit	-	-	-	-
Net Income (Loss)	**336**	**(1,867)**	**245**	**(623)**
Interest (income)/expense, net	(31)	(24)	(22)	(7)
Income tax (benefit)/expense	-	-	-	-
Depreciation and amortization	163	213	54	71
Stock-based compensation expense	1,722	497	708	205
Adjusted EBITDA[1]	**$ 2,191**	**$ (1,181)**	**$ 986**	**$ (354)**
Adjusted EBITDA Margin[1]	*15.0%*	*(14.5%)*	*18.2%*	*(11.4%)*

1.)Non-GAAP financial measure.

Key Takeaways

- **Market Opportunity:** 1.7 billion eRx transactions annually, with point-of-care marketing spend increasing
- **Proven proprietary technology delivered over industry's largest promotional eRx platform:** infinitely scalable for an expanding market without need for extensive future investment
- **Low fixed corporate overhead model:** highly leverageable/scalable financial opportunity
- **World-leading** pharma customers and EHR partners with healthy pipeline currently for 2019 in both areas
- **High-growth & profitable:** net revenue up **75%** to record $5.4M in Q3 2018, $0.02 EPS

Room for Growth

Total Percentage of Ambulatory HCPs Currently Reached with OptimizeRx EHR Network[1]


18%
23%
39%
50%+
2014
2015
2016
2017

1.) Per Company estimates.

APPENDIX

OptimizeRx
Better Connections. Better Outcomes.
Nasdaq:OPRX

Rx eCoupon Market Opportunity Financial Model

Market Penetration
OptimizeRx eCoupon


OptimizeRx's Market
Penetration Scenario:
5%
~200 Million Rx
eCoupon Market

Each market share point acquired is worth ~$10M[1]

5% Market Share Potential Scenario
(in millions)

Revenue	$50M
Gross margin	$27.5M
SG&A	$15.0M
Net Income (pre-tax)	$12.5M

As revenue grows, our highly-leveraged, low fixed costs generate profit

1.) Based on pricing per transaction assumptions, setup fees and monthly reporting fees.